Exhibit 99.2

August 2, 2017 Second Quarter 2017 Corporate Update and Financial Results 1

Introductions and Forward - Looking Statements Silvia Taylor, SVP Investor Relations & Corporate Affairs 2

Agenda Introductions and Forward - Looking Statements Silvia Taylor Corporate Update Peter Greenleaf Pipeline Update Peter Kiener, D. Phil Financial Update Peter Pfreundschuh Closing Remarks Peter Greenleaf 3

Forward Looking Statement This presentation contains "forward - looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to dif fer materially from those set forth in the statements. The forward - looking statements may include statements regarding product development, and othe r statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in t he forward - looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future mar ket conditions; Sucampo’s ability to successfully integrate the operations of acquired businesses; dependence on the effectiveness of Sucampo 's patents and other protections for innovative products; the effects of competitive products on Sucampo’s products; and the exposure to litigatio n a nd/or regulatory actions. No forward - looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events, or otherwise. Forward - look ing statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those ment ion ed in the risk factors and cautionary statements in Sucampo's most recent Form 10 - K as filed with the Securities and Exchange Commission on March 8, 20 17, as well as its filings with the Securities and Exchange Commission on Forms 8 - K and 10 - Q since the filing of the Form 10 - K, all of which Su campo incorporates by reference. 4

Non-GAAP Metrics

This presentation contains four financial metrics (Adjusted Net Income, EBITDA, Adjusted EBITDA and Free Cash Flow) that are considered "non-GAAP" financial metrics under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial metrics should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The company's definition of these non-GAAP metrics may differ from similarly titled metrics used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, and various non-cash items, which includes amortization of acquired intangibles, inventory step-up adjustment, R&D License Option Expense, restructuring costs, one-time severance payments, acquisition and integration related expenses, acquired in-process Research and Development, amortization of debt financing costs, foreign currency effect and the tax impact of these adjustments. EBITDA reflects net income excluding the impact of provision for income taxes, interest expense, interest income, depreciation, amortization of acquired intangibles and inventory step-up adjustments. Adjusted EBITDA reflects EBITDA and adjusts for specified items that can be highly variable or difficult to predict, and various non-cash items, which includes share based compensation expense, restructuring costs, one-time severance payments, acquired in-process Research and Development, acquisition and integration related expenses, R&D license option expense, and foreign currency effect. Free cash flow reflects net cash provided by operating activities less expenditures made for property and equipment. The company views these non-GAAP financial metrics as a means to facilitate management's financial and operational decision-making, including evaluation of the company's historical operating results and comparison to competitors' operating results. These non-GAAP financial metrics reflect an additional way of viewing aspects of the company's operations that, when viewed with GAAP results may provide a more complete understanding of factors and trends affecting the company's business.

The determination of the amounts that are excluded from these non-GAAP financial metrics is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial metrics exclude the effect of items that will increase or decrease the company's reported results of operations, management strongly encourages investors to review the company's consolidated financial statements and publicly-filed reports in their entirety.

SUCAMPO

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Q2 2017 Corporate Update Peter Greenleaf, Chairman and CEO 6

Vtesse Inc. Acquisition • Sucampo closed acquisition of Vtesse and progressed with its successful integration • VTS - 270 for the treatment of NPC - 1 in global pivotal registration program • Ultra - rare disorder with devastating and ultimately fatal outcome • Fully enrolled, results in 2018 • Secured an important patent, which expires in 2036 and strengthens our intellectual property position • Builds on Sucampo’s capabilities, global development platform and focus on specialized areas of high, unmet medical need • Complementary to FAP program with CPP • Additive to orphan and pediatric development focus • Accretive to earnings beginning in 2019 7

Strong Q2 2017 U.S. AMITIZA Performance • Takeda’s AMITIZA net sales for royalty calculation purposes • Q2 grew 9% YoY to $110.7M • Driven by increased volume and price • Royalty revenue grew 10% YoY to $20.6M • U.S. AMITIZA product sales to Takeda of $13.5M • Total U.S. revenue of $34.1M • AMITIZA TRx • Q2 IMS: ~381,000 TRx, increase of approximately 4% YoY • Believe related to strong commercial execution and re - gaining CVS/Caremark commercial business 8

Strong Japan AMITIZA Performance • Sucampo Q2 revenue: $18.6M, growth of 27% YoY • Growth driven by volume • Increased 24% YoY • Patient demand for AMITIZA remains strong in an increasingly competitive market • Strong commercial execution by Mylan 9

Additional Operational Highlights • CPP collaboration in FAP: futility analysis outcome is recommendation by Independent Data Monitoring Committee that ongoing Phase 3 trial not discontinue • Commenced building organization in preparation for NDA approvals/launches 10

2017 Guidance Maintained • Total revenue: $220 million to $230 million • Adjusted net income: $56 million to $66 million • Adjusted EBITDA: $109 million to $119 million • Adjusted EPS: $1.00 to $1.10 • Free cash flow of $86 million to $96 million 11

Pipeline Update Peter Kiener, D. Phil, CSO 12 12

VTS - 270 for Treatment of NPC - 1 13 Until regulatory decision • IT injections every 2 weeks • Trial fully enrolled • Part B is key phase for NDA submission; completes end of March 2018 • Pivotal data expected in mid - 2018 • Potential regulatory approval in U.S. and EU in 1H19 12 months for any single subject Part A N = 12 subjects Part B N = 39 subjects for a total of 51 Part C Sham control 3 subjects 1,800 mg 3 subjects 1,200 mg 3 subjects 900 mg 3 subjects 900 mg dose 35 subjects total on active Sham control 16 subjects total Open label extension No control group 900 mg dose Open for Phase 1 subjects RESCUE OPTION (*) 13 • VTS - 270 is currently in a single, global pivotal Phase 2b/3 trial in 7 countries

VTS - 270, continued • Granted a patent for VTS - 270 that protects the differentiated composition of VTS - 270 and strengthens our intellectual property position for the program • Progressing efforts in additional product innovation 14

CPP - 1X/Sulindac for Treatment of FAP • CPP - 1X/sulindac is being developed to treat Familial Adenomatous Polyposis, a predominately genetic disease • If left untreated, FAP eventually develops into colon cancer in 100% of patients • Orphan disease in U.S. and Europe • Ongoing Phase 3 study is a 150 patient, three - arm, double - blind, randomized trial • Product recently passed a pre - specified interim futility analysis • Recommendation to not discontinue trial was made by an Independent Data Monitoring Committee (IDMC) • Approval anticipated in 2019 • Sucampo has exclusive option for North America 15

Product Pipeline 16 Sucampo Program Option Program Target First Indication Development Stage (s)NDA/MAA Filing Approval AMITIZA CIC2 Pediatric functional constipation (6-17 yrs.) P3 2017 2018 Lubiprostone Sprinkle Formulation CIC2 Pediatric functiontional constipation 6 mos-5 yrs (1); adult CIC (2) P3 TBD (1); 2017(2) TBD (1); 2018(2) CPP-1X/sulindac combination product Polyamines Familial Adeneomatous Polyposis P3 2018 2019 VTS-270 Cholesterol/ lipids Niemann-Pick Diease Type C1 P3 2018 2019

Financial Update Peter Pfreundschuh, CFO 17 17

Continued Financial and Operational Performance EARNINGS • GAAP net loss in Q2 driven by one - time IP R&D charge of $186.6M due to Vtesse acquisition Summary of Results Q2 - 17 Q2 - 16 Net Loss GAAP ($181.2M) (0.832 M) EPS GAAP – diluted ($3.92) ($0.02) EBITDA ($169.3M) 17.9M Adjusted Net Income $16.5M 10.3M Adjusted EPS – diluted $0.28 $0.24 Adjusted EBITDA $27.4M $25M 18

Q2 Adjusted Net Income 19 16.5 5.6 5.4 3.1 1.8 1.5 10.3 0.0 5.0 10.0 15.0 20.0 25.0 Q2 2016 Gross margin Interest expense R&D exp excl. Vtesse Vtesse related expenses Other Q2 2017

Q2 Adjusted EBITDA 20 27.4 5.6 5.4 1.8 0.8 25.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 Q2 2016 Gross margin R&D exp excl. Vtesse Vtesse related expenses Other Q2 2017

Q2 Revenue 21 59.9 4.0 1.9 1.8 0.2 52.0 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q2 2016 Amitiza Japan product sales Product sales Amitiza US royalty Other Q2 2017

Q2 Adjusted Net Income 22 16.5 5.6 5.4 3.1 1.8 1.5 10.3 0.0 5.0 10.0 15.0 20.0 25.0 Q2 2016 Gross margin Interest expense R&D exp excl. Vtesse Vtesse related expenses Other Q2 2017

Key Balance Sheet Items 23 Balance Sheet End 6/30/17 Change End 12/31/16 Cash, Cash Equivalents and Restricted Cash $84.9M ($113.6M) $198.5M Notes Payable $291.5M $1.0M $290.5M Net Debt $206.6M $114.6M $92.0M

Closing Remarks Peter Greenleaf, Chairman and CEO 24 24

2017 Areas of Focus 1. Deliver strong financial performance 2. Accelerate priority clinical programs 3. Evaluate and execute on additional opportunities for growth 25

Q&A Session 26

Reconciliation of GAAP Net Loss to Non - GAAP Net Income RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME (in thousands, except per share amounts) Three Months Ended Three Months Ended June 30, 2017 June 30, 2016 Adjusted Net Income: GAAP net loss (181,167) (832) Amortization intangibles 6,753 6,334 Inventory step - up adjustment 0 6,303 R&D License Option Expense 4,500 0 Restructuring costs 189 1,504 One - time severance payments 984 0 Acquisition and integration related expenses 1,111 1,105 Acquired in - process research and development 186,603 0 Amortization of debt financing costs 477 889 Foreign currency effect 511 2,658 Tax effect on adjustments (3,500) (7,641) Total Non - GAAP Adjustments 197,628 11,152 Adjusted Net Income 16,461 10,320 GAAP Weighted Average Shares - Dilutive 46,195 42,759 Adjusted Weighted Average Shares - Diluted 64,697 42,759 GAAP Net Income per Share - Diluted (3.92) (0.02) Adjusted Net Income per Share - Diluted 0.28 0.24 27

Reconciliation of Income from Operations to Adjusted EBITDA 28 RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA (in thousands, except per share amounts) Three Months Ended Three Months Ended June 30, 2017 June 30, 2016 GAAP net loss (181,167) (832) Adjustments: Taxes 1,940 (51) Interest expense 2,916 5,972 Interest income - (10) Depreciation 222 205 Amortization intangibles 6,753 6,334 Inventory step - up adjustment - 6,303 EBITDA (169,336) 17,921 Non - GAAP Adjustments: Share Based Compensation 2,849 1,783 Restructuring costs 189 1,504 One - time severance payments 984 - Acquired in - process research and development 186,603 - Acquisition and integration related expenses 1,111 1,105 R&D License Option Expense 4,500 - Foreign currency effect 511 2,658 Total Non - GAAP Adjustments 196,747 7,050 Adjusted EBITDA 27,411 24,971